Net Deferred Tax Assets (Detail) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets
Allowance for loan losses	$ 2,593,942	$ 2,492,167
Deferred compensation liability	2,207,288	1,897,054
Intangible assets	215,797	248,854
Other	678,366	620,117
Total	5,695,393	5,258,192
Deferred tax liabilities
Premises and equipment	1,197,848	1,279,130
Unrealized gain on available-for-sale securities	2,586,339	2,643,070
Other	194,033	211,923
Total	3,978,220	4,134,123
Net deferred tax asset	$ 1,717,173	$ 1,124,069